UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SILO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on October __, 2025

Dear Stockholders:

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or, “Annual Meeting”) of Silo Pharma, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on October __, 2025, at 11:00 a.m. Eastern Time at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

At the 2025 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the 2025 Annual Meeting without further approval or authorization of our shareholders (the “Reverse Stock Split Proposal”);

4.	To approve the First Amendment to the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Equity Plan Amendment Proposal”);

5.	To authorize the adjournment of the 2025 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2); “FOR” the Reverse Split Proposal (Proposal 3); “FOR” the Equity Plan Amendment Proposal (Proposal 4); and “FOR” the approval of the Adjournment Proposal (Proposal 5).

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about September 5, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on August __, 2025, the record date for the 2025 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Our Board of Directors has fixed August __, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

If you are a stockholder of record, you may vote in one of the following ways:

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Attend and vote at the Annual Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

IF YOU PLAN TO ATTEND

Please note that space limitations make it necessary to limit attendance to stockholders of record only. Registration and seating will begin at 10:30 a.m. Eastern Time. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:
1-888-264-4553
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

By the Order of the Board of Directors

Eric Weisblum
Chairman of the Board of Directors and Chief Executive
Officer
Dated: , 2025

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

PROXY STATEMENT FOR THE
2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER __, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 Annual Meeting TO BE HELD ON OCTOBER __, 2025

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are available without charge at https://www.proxyvote.com/, by telephone 800-579-1639, by email to sendmaterial@proxyvote.com (include the 16 digit control number), or by notifying our Corporate Secretary, in writing, at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

The board of directors (“Board” or “Board of Directors”) of Silo Pharma, Inc. (“Silo” or the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or “Annual Meeting”) to be held at our office, located at 677 N Washington Boulevard, Sarasota, FL 34236, on October __, 2025, at 11:00 a.m. Eastern Time, including at any adjournments or postponements of the 2025 Annual Meeting.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card via mail or fax or vote over the Internet. If you attend the 2025 Annual Meeting in person, you may vote at the 2025 Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2025 Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the 2025 Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 on or about September 5, 2025 to all stockholders of record entitled to vote at the 2025 Annual Meeting. Only shareholders who owned our common stock on August __, 2025, the record date for the 2025 Annual Meeting are entitled to vote at the 2025 Annual Meeting

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically will remain in effect until the shareholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Eric Weisblum, our Chief Executive Officer, as your proxy for the Special Meeting and you are authorizing Mr. Weisblum to vote your shares at the 2025 Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) to give you when we ask you to sign a proxy card designating Mr. Weisblum as proxy to vote on your behalf.

How do I attend the 2025 Annual Meeting?

The 2025 Annual Meeting will be held on October __, 2025 at 11:00 a.m. Eastern at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

Who May Attend the 2025 Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the 2025 Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on August __, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the 2025 Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were _________ shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the 2025 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the 2025 Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are five (5) matters scheduled for a vote:

1.	To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”);

2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the 2025 Annual Meeting without further approval or authorization of our shareholders (the “Reverse Stock Split Proposal”)

4.	To approve the First Amendment to the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Equity Plan Amendment Proposal”);

5.	To authorize the adjournment of the 2025 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2025 Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the 2025 Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the 2025 Annual Meeting. If any other matters are properly brought before the 2025 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Attend and vote at the 2025 Annual Meeting.

Beneficial Owners of Shares Held in Street Name

If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares at the 2025 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the 2025 Annual Meeting and not revoked will be voted at the 2025 Annual Meeting as instructed in a proxy delivered before the 2025 Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the 2025 Annual Meeting and on all matters incident to the conduct of the 2025 Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered shareholder and attend the 2025 Annual Meeting, you may deliver your completed proxy card in person. If you are a street name shareholder and wish to vote at the 2025 Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the 2025 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the 2025 Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, holders of one-third of the 9,461,128 shares outstanding as of the Record Date, or 3,153,710 shares must be represented in person or by proxy to have a quorum at the 2025 Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2025 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the 2025 Annual Meeting. If there is not a quorum at the 2025 Annual Meeting, the chairperson of the 2025 Annual Meeting may adjourn the 2025 Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the four (4) members to our Board of Directors to serve for a one-year term to expire at the 2026 Annual Meeting;

2.	“FOR” the ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.	“FOR” the approval of the Reverse Stock Split Proposal;

4.	“FOR” as the approval of the Equity Plan Amendment Proposal; and

5.	“FOR” the approval of the Adjournment Proposal.

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the 2025 Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. Please see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

What is a Broker Non-Vote?

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered to be entitled to vote at the 2025 Annual Meeting, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors (Proposal 1), the Reverse Split Proposal (Proposal 3), or the Equity Plan Amendment Proposal (Proposal 4) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the 2025 Annual Meeting. However, our Bylaws provide that, any question brought before any meeting of the shareholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four director nominees to our Board of Directors	Plurality of the votes cast (the four directors nominees receiving the most “FOR” votes).

Ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2025	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

Approval of the Reverse Stock Split Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

Approval of the Equity Plan Amendment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

Approval of the Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for” or “withhold” as to each nominee. With regard to other proposals, you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the 2025 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. In addition, we have retained Campaign Management as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the 2025 Annual Meeting at an approximate cost of $8,000, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone toll-free 1-888-725-4553 or collect outside North America at +1 (212) 632-8422, or by email at info@campaign-mgmt.com.

Do I Have Dissenters’ Rights of Appraisal?

Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2025 Annual Meeting.

How can I Find out the Results of the Voting at the 2025 Annual Meeting?

Preliminary voting results will be announced at the 2025 Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the 2025 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the 2025 Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting must submit the proposal to us at our corporate headquarters no later than May 8, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2026 Annual Meeting has been changed by more than 30 days from the date of the 2026 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2025 Annual Meeting.

Stockholders who intend to present a proposal at our 2026 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office on or after May 8, 2026 but no later than June 7, 2026; provided, however, if the date of the 2025 Annual Meeting is convened more than 25 days before, or delayed by more than 25 days after, October __, 2026, to be considered for inclusion in proxy materials for our 2025 Annual Meeting, a shareholder proposal must be submitted in writing to our Secretary at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, FL 34236 and received no earlier than the Close of Business (as defined in the Bylaws) on the 120th day prior to such annual meeting and no later than the Close of Business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which disclosure of the date of such meeting is first made by the Company.

In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2026 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and such notice must include all the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such shareholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to shareholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1. We do not believe members of the Board or executive officers of the Company have any interest in Proposal 2, Proposal 3 or Proposal 5 that are different from or greater than those of any other of our shareholders. Members of the Board and executive officers of the Company have an interest in Proposal 4 as it relates to a compensatory plan in which our directors and executive officers participate.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our shareholders.

Board Composition and Leadership Structure

Our Board is comprised of four directors of which three are independent. Eric Weisblum, our Chief Executive Officer, also serves as Chairman of the Board. Due to the size of our Company, we believe that this board size and structure are appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Weisblum is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Weisblum is best positioned to chair Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

The Company’s Board is committed to a corporate culture that aligns day-to-day decision making with risk awareness and helps ensure that the Company’s long-term strategic initiatives are consistent with its risk appetite. The Board of Directors has determined that overall responsibility for overseeing enterprise risk management at the Company rests with the full Board of Directors as opposed to any specific board-level committee. The Board recognizes the importance of identifying, assessing and monitoring risks that may have a material adverse effect on the Company, including operational, financial, and strategic risks. In fulfilling its risk oversight function, the Board has delegated certain oversight responsibilities to its three standing committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, Compensation Committee and Nominating and Corporate Governance Committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, representing three of our four incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available on our website at www.silopharma.com. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our Audit Committee is responsible for, among other things:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3 of the Exchange Act. Each member of our Audit Committee meets the financial literacy requirements of Nasdaq. In addition, our Board of Directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our audit committee held five meetings and took action by written consent or electronically on five occasions during the year ended December 31, 2024. All members of the audit committee attended all of the meetings while they were members of the audit committee. The Audit Committee Charter is available on the Company’s website.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our Chief Executive Officer;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules.

Our board of directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Our compensation committee held two meetings and took action by written consent or electronically on two occasions during the year ended December 31, 2024. All members of the compensation committee attended all of the meetings while they were members of the compensation committee. The Compensation Committee Charter is available on the Company’s website.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying and nominating members of the Board of Directors;

●	developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

●	overseeing the evaluation of our Board of Directors.

Our Nominating and Corporate Governance Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules.

Our nominating and corporate governance committee held one meeting and took action by written consent or electronically on no occasion during the year ended December 31, 2024. All members of the nominating and corporate governance committee attended all of the meetings while they were members of the nominating and corporate governance committee. The board of directors has adopted a written charter for the nominating and governance committee. The Nominating and Corporate Governance Committee Charter is available on the Company’s website.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the company.

Scientific Advisory Board

We have formed a scientific advisory board that is intended to help advise management regarding potential acquisition and development of products. The members of such board are as follows: Dr. Josh Woolley MD/Ph.D.; and Dr. Charles Nemeroff.

Dr. Josh Woolley MD/Ph.D. is an Associate Professor in the Department of Psychiatry and Behavioral Sciences at the University of California, San Francisco (“UCSF”). He is also a licensed psychiatrist on staff at the San Francisco Veterans Affairs Medical Center. He received both his MD and his Ph.D. in Neuroscience from UCSF and completed his psychiatry residency training at UCSF. Dr. Woolley is the director and founder of the Bonding and Attunement in Neuropsychiatric Disorders (“BAND”) Laboratory. The mission of the BAND Lab is to understand why people with mental illnesses, including schizophrenia, posttraumatic stress disorder, mood disorders, and substance use disorders, have trouble with social connection, and to develop and test novel treatments for these deficits. His laboratory is actively investigating psilocybin therapy for multiple disorders including major depressive disorder, bipolar depression, chronic pain, and mood symptoms associated with Parkinson’s Disease.

Dr. Charles Nemeroff is chair and professor with the Department of Psychiatry and Behavioral Sciences. He also directs the Institute for Early Life Adversity Research within the Department of Psychiatry and Behavioral Sciences as part of the Mulva Clinic for the Neurosciences. Prior to joining Dell Med, Dr. Nemeroff was chair of the Department of Psychiatry and Behavioral Sciences and clinical director of the Center on Aging at the University of Miami Miller School of Medicine in Miami, Florida. He received his medical degree and doctorate degrees in neurobiology from the University of North Carolina (“UNC”) School of Medicine. After psychiatry residency training at UNC and Duke University, he held faculty positions at Duke University Medical Center and at Emory University School of Medicine before relocating to the University of Miami in 2009. He has served as president of the American College of Psychiatrists and the American College of Neuropsychopharmacology and sits on the Scientific Advisory Board of the Brain and Behavior Research Foundation. He is President-elect of the Anxiety and Depression Association of America and a member of the National Academy of Medicine.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.silopharma.com. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Insider Trading Policy and Anti-hedging

We have adopted an Insider Trading Policy that applies to our officers, directors and all other employees (including temporary employees) of, or consultants to, the Company or its subsidiaries, as well as family members of such persons. As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2024, none of our directors or executive officers had pledged any shares of our common stock. Our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2024, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2024.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2024, the Board of Directors held 4 meetings and took actions by written consent on 8 occasions. In addition, our Audit Committee held 4 meetings and took actions by written consent on 3 occasions during the fiscal year ended December 31, 2024, our Compensation Committee held no meetings and took actions by written consent on 1 occasion during the fiscal year ended December 31, 2024 and our Nominating and Corporate Governance Committee held no meetings and took actions by written consent on 1 occasion during the fiscal year ended December 31, 2024. During the 2024 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our 2025 Annual Meeting. We do not have a formal policy regarding attendance of our annual meetings of shareholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Silo Pharma, Inc.

677 N Washington Boulevard

Sarasota, Florida 34236

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, shareholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2025 Annual Meeting, the shareholders will elect four directors to hold office until the 2026 Annual Meeting. Directors are elected by a plurality of votes cast by shareholders. In the event the nominees are unable or unwilling to serve as directors at the time of the 2025 Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Eric Weisblum	56	Chairman, Chief Executive Officer and President
Wayne D. Linsley	68	Director
Dr. Kevin Muñoz	46	Director
Dr. Jeff Pavell	58	Director

The business background and certain other information about our directors is set forth below.

Eric Weisblum

Eric Weisblum is the founder, President and Chief Executive Officer of the Company, and serves as Chairman of the Company’s Board of Directors. Prior to founding the Company, Mr. Weisblum was a private investor, board member, and advisor to several companies. Mr. Weisblum has experience in both licensing therapeutic assets and assisting in their development. As a result, Mr. Weisblum brings with him nearly 20 years of experience in structuring and trading financial instruments. Mr. Weisblum was a registered representative with Domestic Securities, a New Jersey-based broker-dealer. While with Domestic Securities, Mr. Weisblum held the Series 7 — General Securities Representative, the Series 63 — Uniform Securities Agent State Law Examination, and the Series 55 — Registered Equity Trader securities registrations. From 1993 to 2002, Mr. Weisblum originated, structured, traded, and placed structured financing transactions at M.H. Meyerson & Co. Inc., a publicly-traded registered investment bank. He holds a B.A. from the University of Hartford’s Barney School of Business.

Wayne D. Linsley

Wayne D. Linsley has served as a director of the Company since January 2020. Mr. Linsley has over 40 years of experience in business management. Since April 2020, Mr. Linsley has served as a member of the board of directors of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company. Since August 2021, Mr. Linsley has served as a member of the Board of Directors of DatChat, Inc. (NASDAQ: DATS), a blockchain, cybersecurity, and social media company. From 2014 to September 2021, Mr. Linsley served as the Vice President of Operations at CFO Oncall, Inc., a company that provides financial reporting and controller services on an outsourced basis and previously, from 2012 to 2014, Mr. Linsley worked at CFO Oncall, Inc. as an independent contractor. Mr. Linsley holds a Bachelor of Science degree in Business Administration from Siena College. We believe that Mr. Linsley is qualified to serve as a member of our Board of Directors because of his experience as a director of public companies and background in financial reporting.

Dr. Kevin Muñoz

Dr. Kevin Muñoz has served as a director of the Company since October 2020. Since December 2021, Dr. Muñoz has taught Biomedical Science and Medical Intervention at Passaic County Technical Institute. Since June 2008, Dr. Muñoz has served as the Director of Operations and Medical Assistant at The Physical Medicine and Rehabilitation Center, P.A., a diagnostic and treatment facility that specializes in treating sports, spine, orthopedic and neuromuscular conditions. Dr. Muñoz holds Doctor of Medicine degree from Xavier University School of Medicine and a Bachelor of Science degree in Kinesiology from the University of Michigan. We believe that Dr. Muñoz is qualified to serve as a member of our Board of Directors because of his medical background and experience in business operations.

Dr. Jeff Pavell

Dr. Pavell has served as our director since September 2022. Since January 2017, Dr. Pavell has served as Chief of Rehabilitation Medicine at Englewood Health, and since November 2005, he has been on the teaching staff at New York-Presbyterian Columbia University Irving Medical Center. In addition, since December 2020 he has been on the teaching staff at Hackensack Meridian School of Medicine at Seton Hall. Furthermore, since 2010, Dr. Pavell has served as a partner at Patient Care Associates, an outpatient surgical center, and since 2002, he has served as a Partner at the Physical Medicine and Rehabilitation Center, a private medical practice serving patients with spine, sports and occupational injuries. Dr. Pavell is a Board Certified physician specializing in the field of physical medicine and rehabilitation. Dr. Pavell is also certified in pain medicine and specializes in the most advanced non-operative treatments for spine, sports and interventional pain medicines. Dr. Pavell received his bachelor of arts from Johns Hopkins University and his D.O. degree with honors from the New York College of Osteopathic Medicine. Since December 2022, Dr. Pavell has served as a director of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical stage biopharmaceutical company. Dr. Pavell holds a Doctor of Medicine degree from the New York College of Osteopathic Medicine and a Bachelor of Art degree in Political Science from John Hopkins University. We believe that Dr. Pavell is qualified to serve as a member of our Board of Directors due to his medical background and experience practicing in the healthcare industry.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 1.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote

A plurality of the votes cast at the 2025 Annual Meeting is required to approve Proposal No. 1.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE UNDER PROPOSAL NO. 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Weisblum, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position
Eric Weisblum	56	Chairman, Chief Executive Officer, President and Director
Daniel Ryweck	60	Chief Financial Officer

Daniel Ryweck

Mr. Ryweck has served as Chief Financial Officer of the Company since September 2022. Since January 2020, Mr. Ryweck has served as Controller at Mill City Ventures III Ltd. (NASDAQ: MCVT), a non-bank lender and specialty finance company. From. June 2014 to December 2019, he served as Chief Compliance Officer of Mill City Ventures III Ltd. Mr. Ryweck holds a Bachelor of Science degree in Accounting from the Carlson School of Management at the University of Minnesota.

EXECUTIVE COMPENSATION -

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our principal executive officer and our principal financial officer during the year ended December 31, 2024 and 2023 (each a “named executive officer”).

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our principal executive officer and our principal financial officer during the year ended December 31, 2024 and 2023 (each a “named executive officer”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Eric Weisblum, Chief Executive Officer (1)	2024	350,000	(3)	200,000	—	—	—	—	80,051	(3)	630,051
	2023	350,151	(3)	200,000	—	—	—	—	18,858	(3)	569,009

Daniel Ryweck,	2024	60,000	(4)	25,000	—	—	—	—	3,600	(4)	88,600
Chief Financial Officer (2)	2023	59,923	(4)	—	—	—	—	—	2,769	(4)	62,692

(1)	On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which Mr. Weisblum’s (i) base salary will be $350,000 per year, and (ii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company.

(2)	On September 28, 2022, the Company entered into an employment agreement (the “Ryweck Employment Agreement”) with Mr. Ryweck. Pursuant to the terms of the Ryweck Employment Agreement, which was amended on October 12, 2022 and on November 11, 2024, Mr. Ryweck will (i) receive a base salary at an annual rate of $60,000, and (ii) be eligible to receive an annual discretionary bonus of up to $60,000.

(3)	During 2024 and 2023, the Company contributed funds for the executive to the Company’s 401(k) plan. Additionally, the Company paid for the Executive’s health insurance premiums.

(4)	During 2024 and 2023, the Company contributed funds for each executive to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Eric Weisblum

On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which Mr. Weisblum’s (i) base salary will be $350,000 per year, (ii) Mr. Weisblum will be paid a one-time signing bonus of $100,000, and (iii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), and upon the achievement of additional criteria established by the Compensation Committee from time to time (the “Annual Bonus”). In addition, pursuant to the Weisblum Employment Agreement, upon termination of Mr. Weisblum’s employment for death or Total Disability (as defined in the Weisblum Employment Agreement), in addition to any accrued but unpaid compensation and vacation pay through the date of his termination and any other benefits accrued to him under any Benefit Plans (as defined in the Weisblum Employment Agreement) outstanding at such time and the reimbursement of documented, unreimbursed expenses incurred prior to such termination date (collectively, the “Weisblum Payments”), Mr. Weisblum shall also be entitled to the following severance benefits: (i) 24 months of his then base salary; (ii) if Mr. Weisblum elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Weisblum Employment Agreement), then for a period of 24 months following Mr. Weisblum’s termination he will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any Annual Bonus or other payments earned in connection with any bonus plan to which Mr. Weisblum was a participant as of the date of his termination (together with the Weisblum Payments, the “Weisblum Severance”). Furthermore, pursuant to the Weisblum Employment Agreement, upon Mr. Weisblum’s termination (i) at his option (A) upon 90 days prior written notice to the Company or (B) for Good Reason (as defined in the Weisblum Employment Agreement), (ii) termination by the Company without Cause (as defined in the Weisblum Employment Agreement) or (iii) termination of Mr. Weisblum’s employment within 40 days of the consummation of a Change in Control Transaction (as defined in the Weisblum Employment Agreement), Mr. Weisblum shall receive the Weisblum Severance; provided, however, Mr. Weisblum shall be entitled to a pro-rated Annual Bonus of at least $200,000. In addition, any equity grants issued to Mr. Weisblum shall immediately vest upon termination of Mr. Weisblum’s employment by him for Good Reason or by the Company at its option upon 90 days prior written notice to Mr. Weisblum, without Cause.

Daniel Ryweck

On September 27, 2022, the Board appointed Daniel Ryweck as Chief Financial Officer of the Company. On September 28, 2022, the Company entered into an employment agreement (the “Ryweck Employment Agreement”) with Mr. Ryweck. Pursuant to the terms of the Ryweck Employment Agreement, which was amended on October 12, 2022, Mr. Ryweck will (i) receive a base salary at an annual rate of $60,000 (the “Base Compensation”) payable in equal monthly installments, and (ii) be eligible to receive an annual discretionary bonus. The term of Mr. Ryweck’s engagement under the Ryweck Employment Agreement commenced on September 28, 2022 and continued until September 28, 2023, unless earlier terminated in accordance with the terms of the Ryweck Employment Agreement. The term of Mr. Ryweck’s Employment Agreement was automatically renewed until September 28, 2025 and will automatically renew for successive one-year periods until terminated by Mr. Ryweck or the Company. On November 11, 2024, the Company entered into a Second Amendment to Employment Agreement with Daniel Ryweck (the “Second Amendment”). The Second Amendment amended the Employment Agreement to provide that Mr. Ryweck is entitled to receive an annual cash bonus in an amount up to $60,000 if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board for earning bonuses.

Potential Payment Upon Termination

If Mr. Weisblum dies or has a total disability, resigns, is terminated for good reason (as defined in the agreement), without cause (as defined in the agreement) or within 40 days of a change of control (as defined in the agreement, then he is entitled to 24 months’ severance.

The following table sets forth quantitative information with respect to potential payments to be made to Mr. Weisblum upon termination in various circumstances. The potential payments are based on the terms of Mr. Weisblum’s employment agreement discussed above. For a more detailed description of Mr. Weisblum’s employment agreement, see the “Employment Agreements” section above:

Name	Potential Payment Upon Termination
Eric Weisblum	$700,000	(1)

(1)	Mr. Weisblum is entitled to 24 months’ severance at the applicable base salary rate. Mr. Weisblum’s current base salary is $350,000 per annum.

Outstanding Equity Awards at Fiscal Year-End Table

There were no stock awards or other equity awards outstanding as of December 31, 2024 held by named executive officers

Amended and Restated 2020 Omnibus Equity Incentive Plan

The following is a summary of the material features of the Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Amended and Restated 2020 Plan”). This summary is qualified in its entirety by the full text of the Amended and Restated 2020 Plan, a copy of which was filed as an Appendix to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 23, 2023.

Types of Awards. The Amended and Restated 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The Amended and Restated 2020 Plan will be administered by the Board, or if the Board does not administer the Amended and Restated 2020 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act, as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the Amended and Restated 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Amended and Restated 2020 Plan.

The Amended and Restated 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the Amended and Restated 2020 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the Amended and Restated 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the Amended and Restated 2020 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Amended and Restated 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Amended and Restated 2020 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424I of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the Amended and Restated 2020 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the Amended and Restated 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the Amended and Restated 2020 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Amended and Restated 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the Amended and Restated 2020 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the Amended and Restated 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The Amended and Restated 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the Amended and Restated 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the Amended and Restated 2020 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the Amended and Restated 2020 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the Amended and Restated 2020 Plan

The Amended and Restated 2020 Plan provides our Board with authority to amend, alter or terminate the Amended and Restated 2020 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The Amended and Restated 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

Disclosure of Equity Awards Based on Material Nonpublic Information: None

Pay Versus Performance Disclosure

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP of our NEOs for each of the fiscal years ended December 31, 2024, 2023 and 2022, and our financial performance. Also required by the SEC, this section compares CAP to various measures used to gauge performance at the Company for each such fiscal year.

Pay versus Performance Table - Compensation Definitions

Salary, Bonus, Stock Awards, and All Other Compensation are each calculated in the same manner for purposes of both CAP and Summary Compensation Table, or SCT values. The primary difference between the calculation of CAP and SCT total compensation is the calculation of the value of “Stock Awards,” with the table below describing the differences in how these awards are valued for purposes of SCT total and CAP:

Pay Versus Performance Table

Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss)
2024	$630,051	$630,051	$88,600	$88,600	6.19	$(4,392,880)
2023	$569,009	$569,009	$62,692	$62,692	6.79	$(3,700,683)
2022	$352,500	$352,500	$15,000	$15,000	15.83	$(3,908,551)

(1)	The PEO (CEO) in the 2024, 2023 and 2022 reporting year is Eric Weisblum. The non-PEO NEOs in the 2024, 2023 and 2022 reporting year is Dan Ryweck.

(2)	The CAP was calculated beginning with the PEO’s SCT total. No amounts were deducted from or added to the applicable SCT total compensation. Since all equity awards were fully vested prior to 2021, no reconciliation to with respect to equity awards for summary compensation numbers was required.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2024.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Wayne Linsley	$45,000	—	$—	—	—	—	$45,000

Dr. Kevin Muñoz	$25,000	—	$—	—	—	—	$25,000

Jeff Pavel	$25,000	—	—	—	—		$25,000

Director Compensation Program

Our current director compensation program is designed to align our director compensation program with the long-term interests of our shareholders by implementing a program comprised of cash and equity compensation.

In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties to the Company as well as the skill level and experience required by our board of directors. We also consider board compensation practices at similarly situated companies, while keeping in mind the compensation philosophy of us and the shareholders’ interests. The directors also receive reimbursement for expenses, including reasonable travel expenses to attend board and committee meetings, reasonable outside seminar expenses, and other special board related expenses.

Equity Award Grant Timing

We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have granted stock option awards on an annual basis and as may otherwise be deemed appropriate by our Board or compensation committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates. During the year ended December 31, 2024, we did not grant any stock options (or similar awards) to the named executive officers listed below during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Except as set forth below, there were no transactions during our fiscal years ended December 31, 2025 and 2024 to which we were a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this registration statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz to be “independent.”

The Board of Directors as a whole carries out the function of a nominating and corporate governance committee.

Except as may be provided in our bylaws, we do not currently have specified procedures in place pursuant to which whereby security holders may recommend nominees to the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and named executive officers as a group; and

●	each shareholder known by us to own beneficially more than 5% of our common stock.

The percentage ownership information is based on _________ shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director or director nominee, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

Name and Address of Beneficial Owner	Number of shares beneficially owned		Percentage of shares beneficially owned
Directors and Named Executive Officers:
Eric Weisblum197,932	197,932		2.09%
Wayne D. Linsley	3,425	(1)	*
Dr. Kevin Muñoz	3,425		*
Daniel Ryweck	5,000		*
Dr. Jeff Pavell	-		-
All executive officers and directors as a group (5 persons)	209,782		2.22%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Includes options to purchase 3,425 shares of common stock, all of which are presently exercisable

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information regarding our equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
Equity compensation plans approved by security holders (1)	22,850	$9.19	447,150
Equity compensation plans not approved by security holders	—	—	—
Total	22,850	$9.19	447,150

(1)	Amended and Restated 2020 Omnibus Equity Incentive Plan. On January 18, 2021, the board of directors of the Company approved the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) to incentivize employees, officers, directors and consultants of the Company and its affiliates. The number of shares of common stock that are reserved and available for issuance under the 2020 Plan shall be equal to 170,000 shares provided that with respect to exempt awards as defined in the 2020 Plan, shall not count against such share limit. The 2020 Plan provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of cash, stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units, stock appreciation units and other stock or cash-based awards. The Plan shall terminate on the tenth anniversary of the date of adoption by the Board of Directors. Subject to certain restrictions, the Board of Directors may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, rules or regulations. On March 10, 2021, the shareholders of the Company approved the Plan. On September 15, 2023, our Board of Directors adopted the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan, which was approved by the Company’s shareholders on December, 2023. The Amended and Restated 2020 Omnibus Equity Incentive Plan increased the number of shares of common stock that may be issued under such Plan to 470,000 shares of common stock and included a clawback provisions to comply with recent developments of applicable law.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2025

The Board has appointed Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2025. Salberg has acted as our principal accountant since 2019.

A representative of Salberg is expected to be present via telephone conference at the 2025 Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table shows the fees for services provided by Salberg & Company, P.A. for the years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees	$72,000	$64,000
Audit Related Fees	12,000	–
Tax Fees	-	–
All Other Fees	-	–
Total	$84,000	$64,000

Audit Fees: Audit fees consist of fees billed for professional services performed by Salberg & Company, P.A. for the audit of our annual consolidated financial statements, and the review of interim consolidated financial statements.

Audit-Related Fees: Audit-related fees may consist of fees billed by our independent registered public accounting firm for audit-related consulting services related to registration statements.

Tax Fees: Tax fees may consist of fees for professional services, including tax compliance. There were no such fees paid by the Company to Salberg & Company, P.A. in the fiscal years ended December 31, 2024 and 2023.

All Other Fees: There were no such fees incurred by the Company in the fiscal years ended December 31, 2024 and 2023.

Pre-Approval Policies and Procedures

In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023 and 2022 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 2.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a substantial interest, direct or indirect, in this proposal.

Required Vote

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, we are submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Salberg.

Proposal No. 2 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL 3

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

On August 21, 2025, our board of directors approved an amendment to our Articles of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares. If approved by the shareholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by shareholders and to fix the specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty (1-for-20) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our shareholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of Nevada, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to us and our shareholders. In addition, the board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Nevada, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Our board of directors may determine to effect the Reverse Stock Split, if it is approved by our shareholders, even if the other proposals to be acted upon at this Annual General Meeting are not approved.

The proposed form of amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our Articles of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our shareholders.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

Currently, our Common Stock is listed on Nasdaq under the symbol “SILO.” Nasdaq Listing Rule 5550(a)(2) requires that our Common Stock must maintain a minimum bid price in excess of $1.00 per share (the “Minimum Bid Price Requirement”). Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive trading days. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq, including the Minimum Bid Price Requirement.

On June 27, 2025, the Company received written notice (the “Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the bid price its common stock, for the last 30 consecutive business days, had closed below the minimum $1.00 per share and, as a result, the Company was not in compliance with the $1.00 minimum bid price requirement for the continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2).

In accordance with the Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until December 24, 2025, to regain compliance with the minimum bid price requirement.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our shareholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Effective Increase of Authorized and Unissued Shares

Under our Charter, we are authorized to issue 100,000,000 shares of Common Stock. As of the Record Date, we had 9,461,128 shares of Common Stock outstanding. In addition, as of the Record Date:

●	8,295,072 shares of our Common Stock were reserved for issuance upon exercise of our outstanding warrants;

●	467,850 shares of our Common Stock were reserved for issuance upon exercise of outstanding options and/or restricted stock units under our equity incentive plans; and

●	2,150 shares of our Common Stock were reserved for future option grants and/or restricted stock unit issuance;

Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have 81,833,800 shares of Common Stock remaining available for other purposes.

Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced, which will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. This effective increase in the number of shares available for issuance will provide the Board with the authority, without further action of the shareholders, to issue additional shares of Common Stock from time to time in such amounts as the Board deems necessary. Without limitation of the foregoing, additional shares may be issued in connection with (1) future merger and acquisition transactions, strategic collaborations and partnerships and/or licensing arrangements involving the issuance of our securities, (2) future capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets; (3) the provision of equity incentives to employees, officers, directors or consultants; and (4) other corporate purposes.

Potential Effects of the Reverse Stock Split

Generally

The Reverse Stock Split may make our common stock more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest or any shareholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, however, the Company continues to explore all available strategic options.

If the Reverse Stock Split is effected, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

After Each Reverse Split Ratio

The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a one-for-two (1:2), one-for-ten (1:10), and one-for-twenty (1:20) Reverse Stock Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of the Record Date.

	Current	1:2	1:10	1:20
Common Stock Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock Issued and Outstanding	9,461,128	4,700,564	940,112	470,056
Number of Shares of Common Stock Reserved for Issuance	8,765,072	4,382,536	876,507	438,254
Number of Shares of Common Stock Authorized but Unissued and Unreserved	81,833,800	90,916,900	98,183,380	99,091,690
Price per share, based on the closing price of our Common Stock on August 22, 2025	$0.6310	$1.262	$6.310	$12.62

The Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock because the number of authorized shares of our common stock will not be reduced. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our shareholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing shareholders. However, because our shareholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of shareholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include: shareholders may experience further dilution of their ownership; shareholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing shareholders; the additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the board of directors. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequence.

Effect on Par Value of our Common Stock

The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.0001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Effect on Preferred Stock

The Reverse Stock Split will not affect the authorized number or par value of our preferred stock, which will remain at 10,000,000 and $0.0001, respectively.

Effect on our Equity Incentive Plan and Outstanding Awards

We previously granted stock options and other awards under the Plan, as amended. As of the Record Date, there were approximately 467,850 shares of common stock subject to outstanding awards granted under the Plan and approximately 2,150 shares remained available under the Plan for future awards.

The Plans provide that in the event of a stock split or reverse stock split, the number of shares subject thereto (i) each right to shares granted pursuant to the Plans and the underlying common shares and (ii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the reverse stock split is effected, these proportionate adjustments will be effected.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our shareholders approve this proposal, and if our board of directors determines that it is in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split, we will file the amendment to our Articles of Incorporation with the Secretary of State of Nevada to effect the Reverse Stock Split. As of the effective time of the Reverse Stock Split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is effected, shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a shareholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split common stock. No certificates representing post-split shares of our common stock will be issued to a shareholder until such shareholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No shareholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these shareholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the Reverse Stock Split is effected, we intend to treat shares held by shareholders through a bank, broker, or other nominee in the same manner as shares held by shareholders of record. Banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners holding our common stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Reverse Stock Split than for shareholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered “Book-Entry” Holders of Common Stock

If the Reverse Stock Split is effected, shareholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-reverse stock split common stock.

Accounting Matters

The Reverse Stock Split will not affect the per share par value of our common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Reverse Stock Split, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of shares of the Company’s common stock. In addition, it does not describe any state, local or non-U.S. tax consequences.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of shares of the Company’s common stock that are U.S. Holders (as defined below) who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.

This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (x) persons holding shares of the Company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated transaction; (xi) persons who acquire shares of the Company’s common stock in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted shares of the Company’s common stock; (xii) persons who hold shares of the Company’s common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xiii) U.S. expatriates or former long-term residents of the U.S.; (xiv) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company’s stock; (xv) holders that are subject to special tax accounting rules; or (xvi) holders that hold their common shares in connection with a trade or business, permanent establishment, or fixed base outside the United States or that are otherwise subject to taxing jurisdictions other than, or in addition to, the U.S. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal net investment income, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences relating to the Reverse Stock Split.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split. This summary does not discuss any U.S. federal income tax consequences applicable to holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities. Holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Reverse Stock Split and any related transactions to them in light of their own particular circumstances.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Reverse Stock Split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of the Company’s common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s common stock surrendered, and such U.S. Holder’s holding period in the shares of the Company’s common stock received should include the holding period in the shares of the Company’s common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under “Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of the Company’s common stock are not clear. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any shareholder, and shareholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.

Dissenters’ Rights

Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2025 Annual Meeting.

Required Vote

Proposal No. 3 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL 4:

APPROVAL OF THE EQUITY PLAN AMENDMENT PROPOSAL

Reasons for Adoption of the First Amendment to the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan

Our Board of Directors initially adopted the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan on January 18, 2021 and our shareholders initially adopted such plan on March 10, 2021. We initially authorized the issuance of 170,000 shares of our common stock for issuance thereunder.

On September 15, 2023, our Board of Directors adopted the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Amended and Restated 2020 Plan”) which (i) increased the number of shares of common stock that may be issued under such plan by 300,000 shares and (ii) included clawback provisions to comply with recent developments of applicable law. The Amended and Restated 2020 Plan was approved by the shareholders at our 2023 Annual Meeting on December 4, 2024.

On August 21, 2025, our Board of Directors approved a First Amendment to the Amended and Restated 2020 Plan (the “First Amendment”) subject to, and to be effective upon, the approval of this Proposal 4 by our shareholders at the 2025 Annual Meeting (the “Effective Date”). The purpose of the First Amendment is to increase the share reserve by 930,000 and to add the evergreen provision such that the number of shares of common stock reserved for issuance and the ISO limit under the Amended and Restated 2020 Plan shall be increased on an annual basis, on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of common stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of common stock as determined by the Board of Directors, provided that the ISO limit may not be increased under the evergreen provision by more than 1,400,000 shares of common stock per year.

If this Proposal 4 is approved, under the Amended and Restated 2020 Plan, an aggregate 1,400,000 shares of Company common stock will be available for grant.

The plan administrator of the Amended and Restated 2020 Plan may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of our common stock under the Amended and Restated 2020 Plan. It is anticipated that the Amended and Restated 2020 Plan will be administered by our Board of Directors, or, if and to the extent our Board of Directors does not administer the Amended and Restated 2020 Plan, a committee of the Board (including our compensation committee). The closing price per-share of Company common stock on the Record Date was $____. The following table sets forth, as of the Record Date, the approximate number of each class of participants eligible to participate in the Amended and Restated 2020 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	2
Directors (1)	4
Independent Contractors	1

(1)	One of the four directors is an employee of the Company.

The table below illustrates our equity in each of the past three fiscal years:

	Fiscal Year 2025 (to date)	Fiscal Year 2024	Fiscal Year 2023	Average
A Total Shares Granted During Fiscal Year(1)	445,000	0	0	148,333
B Basic Weighted Average Shares of Common Stock Outstanding	9,066,366	3,680,389	3,079,874	5,275,543
C Burn Rate (A/B)	4.91%	0.00%	0.00%	2.81%

Background Related to Proposed First Amendment to the Amended and Restated 2020 Plan

We are asking shareholders to approve the First Amendment to increase the authorized share reserve by 930,000 shares and to add an evergreen provision such that the number of shares of common stock reserved for issuance and the ISO limit under the Amended and Restated 2020 Plan shall be increased on an annual basis, on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of common stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of common stock as determined by the Board of Directors, provided that the ISO limit may not be increased under the evergreen provision by more than 1,400,000 share of common stock per year. While our Board of Directors and the compensation committee believe that equity and equity-based awards are an important component of our overall compensation program, the compensation committee prioritizes shareholder interests in evaluating awards to be granted to executives and other employees in its administration of the Amended and Restated 2020 Plan.

Grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to selected employees, directors, and independent contractors of the Company or its affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company.

The number of shares proposed to be available for grant under the Amended and Restated 2020 Plan is designed to enable the Company to properly incentivize eligible recipients on a going-forward basis.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to shareholder approval of the First Amendment 2020 Plan, the number of shares of common stock that are reserved and available for issuance pursuant to awards granted under the Amended and Restated 2020 Plan shall be 1,400,000 shares, which represents approximately 12.84% of the Company’s issued and outstanding shares of the Company’s common stock on a fully diluted basis as of August __, 2025. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees and service providers to increase the value of the Company for all shareholders. The closing trading price of each share of Company common stock as of the Record Date, 2025 was $_____.

Shares Available; Certain Limitations. Subject to shareholder approval of the First Amendment, the maximum number of shares of common stock reserved and available for issuance under the Amended and Restated 2020 Plan will be 1,400,000 shares, , plus an annual increase on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of Common Stock as determined by the Board; provided that shares of common stock issued under the Amended and Restated 2020 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described under applicable law, or (iii) an award that a participant purchases at fair market value.

No more than 1,400,000 shares of the Company’s common stock, and as increased on an annual basis, on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year; (B) such lesser number of shares of Common Stock as determined by the Board; and (C) 1,400,000 shares of common stock, shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the Amended and Restated 2020 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Amended and Restated 2020 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Amended and Restated 2020 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the Amended and Restated 2020 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the Amended and Restated 2020 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the Amended and Restated 2020 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the Amended and Restated 2020 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Summary Description of the Amended and Restated 2020 Plan, as amended by the proposed First Amendment

The following is a summary of the material features of the Amended and Restated 2020 Plan, as amended by the proposed First Amendment. This summary is qualified in its entirety by the full text of the First Amendment, a copy of which is attached to this proxy statement as Appendix B.

Types of Awards. The Amended and Restated 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The Amended and Restated 2020 Plan will be administered by the Board, or if the Board does not administer the Amended and Restated 2020 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act, as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the Amended and Restated 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Amended and Restated 2020 Plan.

The Amended and Restated 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Shares Available. Subject to shareholder approval of the First Amendment, the maximum number of shares of common stock reserved and available for issuance under the Amended and Restated 2020 Plan will be 1,400,000 shares, , plus an annual increase on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of Common Stock as determined by the Board; provided that shares of common stock issued under the Amended and Restated 2020 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described under applicable law, or (iii) an award that a participant purchases at fair market value.

No more than 1,400,000 shares of the Company’s common stock, and as increased on an annual basis, on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year; (B) such lesser number of shares of Common Stock as determined by the Board; and (C) 1,400,000 shares of common stock, shall be issued pursuant to the exercise of incentive stock options.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the Amended and Restated 2020 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the Amended and Restated 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the Amended and Restated 2020 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Amended and Restated 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Amended and Restated 2020 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424I of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the Amended and Restated 2020 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the Amended and Restated 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the Amended and Restated 2020 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Amended and Restated 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the Amended and Restated 2020 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the Amended and Restated 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets); provided however that any fractional shares resulting from the adjustment shall be eliminated. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator, in its sole discretion. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The Amended and Restated 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the Amended and Restated 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the Amended and Restated 2020 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the Amended and Restated 2020 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the Amended and Restated 2020 Plan

The Amended and Restated 2020 Plan provides our Board with authority to amend, alter or terminate the Amended and Restated 2020 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The Amended and Restated 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the Amended and Restated 2020 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the Amended and Restated 2020 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of a SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the Amended and Restated 2020 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the Amended and Restated 2020 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the Amended and Restated 2020 Plan.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 4.

Interests of Officers and Directors in this Proposal

Members of the Board and executive officers of the Company have an interest in Proposal 4 as it relates to a compensatory plan in which our directors and executive officers participate.

Required Vote

Proposal No. 4 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL 5

ADJOURNMENT PROPOSAL

At the 2025 Annual Meeting, we may ask our shareholders to vote on a proposal to adjourn the 2025 Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2025 Annual Meeting or any adjournment or postponement of the 2025 Annual Meeting to approve any of the other proposals.

If at the 2025 Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the 2025 Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the 2025 Annual Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the 2025 Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the 2025 Annual Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the 2025 Annual Meeting as adjourned.

If we adjourn the 2025 Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

Proposal No. 5 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.silopharma.com.

The Audit Committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2024.

The Audit Committee has discussed with Salberg & Company, P.A., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Salberg & Company, P.A. required by applicable requirements of the PCAOB regarding Salberg & Company, P.A.’s communications with the Audit Committee concerning independence, and has discussed with Salberg & Company, P.A. their independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Wayne D. Linsley
Dr. Kevin Muñoz
Dr. Jeff Pavell

OTHER MATTERS

We have no knowledge of any other matters that may come before the 2025 Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the 2025 Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Campaign Management to assist in the solicitation of proxies. We will pay a fee of approximately $8,000 plus reasonable out-of-pocket charges to Campaign Management for such services.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other 2025 Annual Meeting materials with respect to two or more Shareholders sharing the same address by delivering a single Notice or other 2025 Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially provides extra convenience for shareholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (718) 400-9031, or submit a request in writing to our Secretary, Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2024 may be obtained without charge at www.proxyvote.com, by telephone at 800-579-1639, by email to sendmaterial@proxyvote.com (include the 16 digit control number), or by notifying our Corporate Secretary, in writing, at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

By Order of the Board of Directors

Eric Weisblum
Chairman of the Board of Directors and Chief Executive
Officer
Dated: , 2025

Appendix A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of Corporation: Silo Pharma, Inc.

2. The Articles of Incorporation have been amended as follows:

Article TENTH is of the Corporation’s Articles of Incorporation shall be amended by inserting a new subsection (C) following language at the end of such section which shall read as follows:

“(C) Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Chapter 78 of the Nevada Revised Statutes, each ( ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into ( ) fully paid and nonassessable shares of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

3. The shareholders of the Corporation have duly approved the foregoing certificate of amendment in accordance with the provisions Chapter 78 of the Nevada Revised Statutes.

4. Effective date of filing:

5. Signature: ___________________________________________________ Eric Weisblum, Chief Executive Officer

A-1

Appendix B

SILO PHARMA, INC.

FIRST AMENDMENT TO THE SILO PHARMA, INC. AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO THE SILO PHARMA, INC. AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan (“Plan”) is made as of 21st, day of August, 2025, by the Board of Silo Pharma, Inc., a Delaware corporation (the “Company”) pursuant to Section 12 of the Plan. All capitalized and defined terms shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board, in its capacity as the Administrator of the Plan, may amend, suspend, terminate the Plan pursuant to Section 12 of the Plan, provided that no amendment of the Plan shall materially affect any Award outstanding at the time of such amendment without the consent of the affected Participant (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment is being submitted to the shareholders of the Company (the “Stockholders”) having not less than the minimum number of votes that would be necessary to authorize or to take the actions set forth herein and such Stockholders have authorized, ratified, approved, and confirmed this Amendment.

AGREEMENT

NOW, THEREFORE, the Board hereby amends the Plan as follows:

Shares Reserved for Issuance Under the Plan.

The references to 470,000 in Sections 4(a) and 4(c) of the Plan are hereby replaced with 1,400,000.

The following text shall be added to the end of Section 4(a) of the Plan:

“The number of shares of Common Stock available for grant and issuance under this Plan will be automatically increased on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of Common Stock as determined by the Board.”

B-1

The following text shall be added to the end of Section 4(c) of the Plan:

“The number of shares of Common Stock that shall be issued pursuant to the exercise of ISOs under this Plan will be automatically increased on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year; (B) such lesser number of shares of Common Stock as determined by the Board; and (C) 1,400,000 shares of Common Stock.”

Miscellaneous.

Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

Governing Law. This Amendment shall be governed in accordance with the laws of Delaware, without giving effect to principles of conflicts of law of any other state.

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B-2

SILO PHARMA, INC.
677 N. WASHINGTON BLVD
SARASOTA, FL 34236

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78910-P36823

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SILO PHARMA, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of the following four (4) director nominees to hold office until the 2026 Annual Meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) ERIC WEISBLUM
02) WAYNE D. LINSLEY
03) DR. KEVIN MUÑOZ
04) DR. JEFF PAVELL

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V78911-P36823

SILO PHARMA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS – OCTOBER __, 2025, AT 11:00 A.M., EASTERN TIME

The undersigned shareholder of Silo Pharma, Inc. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Eric Weisblum as proxy, with the power to appoint his substitute, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting") of the Company to be held on Friday, October __, 2025, at 11:00 a.m. Eastern Time at our office located at 677 N. Washington Boulevard, Sarasota, Florida 34236 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposal, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the 2025 Annual Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)